SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 28, 2007

BEDMINSTER FINANCIAL CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	000-52666	20-8285559
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

90 Washington Valley Road
Bedminster, New Jersey 07921
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(908) 719-8941
(ISSUER TELEPHONE NUMBER)
(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.                       CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)            Previous Independent Auditors:

(i) On December 28, 2007, Webb & Company, P.A. (“Webb”) resigned as independent auditor for the Company.  On January 7, 2007, the Company engaged Withum Smith & Brown, P.C. (“Withum”) as its principal independent accountant.  This decision to engage Withum was ratified by the majority approval of the Board of Directors of the Company.

(ii) Other than the disclosure of uncertainty regarding the ability for Bedminster Financial Corp. to continue as a going concern which was included in Webb’s accountant’s report on the financial statements for the  period from Inception (January 16, 2007) to March 31, 2007, the principal accountant’s report on the financial statements for  the period from Inception (January 16, 2007) to March 31, 2007 did not contain an adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through Webb’s  resignation on December 28, 2007, Webb disclosed the uncertainty regarding the ability of Bedminster Financial Corp. to continue as a going concern in its accountant’s report on the financial statements for Bedminster Financial Corp.  There has been no other disagreements between the Company and Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Webb would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors approved the decision to engage Withum Smith and Brown.

(iv) In connection with its review of financial statements through December 28, 2007, other than the disclosure listed in subparagraph (ii), there have been no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Webb would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent audit period and the interim period through December 28, 2007 there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Webb furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)            New Independent Accountants:

(i) The Company engaged Withum Smith & Brown, P.C. (“Withum”) as its new independent auditors as of January 7, 2007.  Prior to such date, the Company, did not consult with Withum regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

 ITEM 9.01.                                 FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial statements of business acquired:

  None

(b)            Exhibits

NUMBER	EXHIBIT
16.1	Letter from Webb & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bedminster Financial Corp.

By: /s/ Paul Patrizio
PAUL PATRIZIO
CEO
Dated: January 7, 2008